Exhibit 10.1

CROSS GUARANTEE AGREEMENT
This CROSS GUARANTEE AGREEMENT is dated as of November 26, 2014 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), by each of the signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 19 (the “Guarantors” and individually, a “Guarantor”), for the benefit of the Guaranteed Parties (as defined below).
W I T N E S S E T H:
WHEREAS, Kinder Morgan, Inc., a Delaware corporation (“KMI”), and certain of its direct and indirect Subsidiaries have outstanding senior, unsecured Indebtedness and may from time to time issue additional senior, unsecured Indebtedness;
WHEREAS, each Guarantor, other than KMI, is a direct or indirect Subsidiary of KMI;
WHEREAS, each Guarantor desires to provide the guarantee set forth herein with respect to the Indebtedness of such Guarantors that constitutes the Guaranteed Obligations; and
WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the guarantees hereby;
NOW, THEREFORE, in consideration of the premises, the Guarantors hereby agree with each other for the benefit of the Guaranteed Parties as follows:
1.Defined Terms.
(a)    As used in this Agreement, the following terms have the meanings specified below:
“Agreement” has the meaning provided in the preamble hereto.
“Bankruptcy Code” means Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto.
“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents (however designated) of such Person’s equity, including (i) all common stock and preferred stock, any limited or general partnership interest and any limited liability company member interest, (ii) beneficial interests in trusts, and (iii) any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.
“CFC” means a Person that is a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

Exhibit 10.1

“Consolidated Assets” means, at the date of any determination thereof, the total assets of KMI and its Subsidiaries as set forth on a consolidated balance sheet of KMI and its Subsidiaries for their most recently completed fiscal quarter, prepared in accordance with GAAP.
“Consolidated Tangible Assets” means, at the date of any determination thereof, Consolidated Assets after deducting therefrom the value, net of any applicable reserves and accumulated amortization, of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth, or on a pro forma basis would be set forth, on a consolidated balance sheet of KMI and its Subsidiaries for their most recently completed fiscal quarter, prepared in accordance with GAAP.
“Domestic Subsidiary” means any Subsidiary of KMI organized under the laws of any jurisdiction within the United States.
“Excluded Subsidiary” means (i) any Subsidiary that is not a Wholly-owned Domestic Operating Subsidiary, (ii) any Domestic Subsidiary that is a Subsidiary of a CFC or any Domestic Subsidiary (including a disregarded entity for U.S. federal income tax purposes) substantially all of whose assets (held directly or through Subsidiaries) consist of Capital Stock of one or more CFCs or Indebtedness of such CFCs, (iii) any Immaterial Subsidiary, (iv) any Subsidiary listed on Schedule III, (v) each of Calnev Pipe Line LLC, SFPP, L.P., Kinder Morgan G.P., Inc. and EPEC Realty, Inc. and each of its Subsidiaries, (vi) any other Subsidiary that is not a Guarantor under the Revolving Credit Agreement Guarantee, (vii) any not-for-profit Subsidiary, (viii) any Subsidiary that is prohibited by a Requirement of Law from guaranteeing the Guaranteed Obligations, and (ix) any Subsidiary acquired by KMI or its Subsidiaries after the date of this Agreement to the extent, and so long as, the financing documentation governing any existing Indebtedness of such Subsidiary that survives such acquisition prohibits such Subsidiary from guaranteeing the Guaranteed Obligations; provided, that notwithstanding the foregoing, any Subsidiary that is party to the Revolving Credit Agreement Guarantee or that Guarantees any senior notes or senior debt securities issued by KMI (other than pursuant to this Agreement) shall not constitute an Excluded Subsidiary for so long as such Guarantee is in effect.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee is or becomes illegal.
“GAAP” means generally accepted accounting principles in the United States of America from time to time, including as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).

Exhibit 10.1

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
“Guarantee Termination Date” has the meaning set forth in Section 2(d).
“Guaranteed Obligations” means the Indebtedness set forth on Schedule I hereto, as such schedule may be amended from time to time in accordance with the terms of this Agreement; provided that the term “Guaranteed Obligations” shall exclude any Excluded Swap Obligations.
“Guaranteed Parties” means, collectively, (i) in the case of Guaranteed Obligations that are governed by trust indentures, the holders (as that term is defined in the applicable trust indenture) of such Guaranteed Obligations, (ii) in the case of Guaranteed Obligations that are governed by loan agreements, credit agreements, or similar agreements, the lenders providing such loans or credit, and (iii) in the case of Guaranteed Obligations with respect to Hedging Agreements, the counterparties under such agreements.
“Guarantor” has the meaning provided in the preamble hereto. Schedule II hereto, as such schedule may be amended from time to time in accordance with the terms of this Agreement, sets forth the name of each Guarantor.
“Hedging Agreement” means a financial instrument, agreement or security which hedges or is used to hedge or manage the risk associated with a change in interest rates, foreign currency exchange rates or commodity prices (but excluding any purchase, swap, derivative contract or similar agreement relating to power, electricity or any related commodity product).
“Immaterial Subsidiary” means any Subsidiary that is not a Material Subsidiary.
“Indebtedness” means, collectively, (i) any senior, unsecured obligation created or assumed by any Person for borrowed money, including all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (other than surety, performance and guaranty bonds), and (ii) all payment obligations of any Person with respect to obligations under Hedging Agreements.
“Investment Grade Rating” means a rating equal to or higher than Baa3 by Moody’s and BBB- by S&P; provided, however, that if (i) either of Moody’s or S&P changes its rating system, such ratings shall be the equivalent ratings after such changes or (ii) Moody’s or S&P shall not make a rating of a Guaranteed Obligation publicly available, the references above to Moody’s or S&P or both of them, as the case may be, shall be to a nationally recognized U.S. rating agency or agencies, as the case may be, selected by KMI and the references to the ratings categories above shall be to the corresponding rating categories of such rating agency or rating agencies, as the case may be.
“Issuer” means the issuer, borrower, or other applicable primary obligor of a Guaranteed Obligation.

Exhibit 10.1

“KMI” has the meaning provided in the recitals hereto.
“Lien” means, with respect to any asset (i) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
“Material Subsidiary” means, as at any date of determination, any Subsidiary of KMI whose total tangible assets (for purposes of the below, when combined with the tangible assets of such Subsidiary’s Subsidiaries, after eliminating intercompany obligations) as at such date of determination are greater than or equal to 5% of Consolidated Tangible Assets as of the last day of the fiscal quarter most recently ended for which financial statements of KMI have been filed with the SEC.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Operating Subsidiary” means any operating company that is a Subsidiary of KMI.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Rating Agencies” means Moody’s and S&P; provided that, if at the relevant time neither Moody’s nor S&P shall be rating the relevant Guaranteed Obligation, then “Rating Agencies” shall mean another nationally recognized rating service that rates such Guaranteed Obligation.
“Rating Date” means the date immediately prior to the earlier of (i) the occurrence of a Release Event and (ii) public notice of the intention to effect a Release Event.
“Rating Decline” means, with respect to a Guaranteed Obligation, the occurrence of the following on, or within 90 days after, the date of the occurrence of a Release Event or of public notice of the intention to effect a Release Event (which period may be extended so long as the rating of such Guaranteed Obligation is under publicly announced consideration for possible downgrade by either of the Rating Agencies): (i) in the event such Guaranteed Obligation is assigned an Investment Grade Rating by both Rating Agencies on the Rating Date, the rating of such Guaranteed Obligation by one or both of the Rating Agencies shall be below an Investment Grade Rating; or (ii) in the event such Guaranteed Obligation is rated below an Investment Grade Rating by either of the Rating Agencies on the Rating Date, any such below-Investment Grade Rating of such Guaranteed Obligation shall be decreased by one or more gradations (including gradations within rating categories as well as between rating categories).
“Release Event” has the meaning set forth in Section 6(b).
“Requirement of Law” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other

Exhibit 10.1

directive or requirement (whether or not having the force of law), including environmental laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.
Revolving Credit Agreement” means the Revolving Credit Agreement, dated as of September 19, 2014, among KMI, the lenders party thereto and Barclays Bank PLC, as administrative agent, as such credit agreement may be amended, modified, supplemented or restated from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (whether with the original agents and lenders or other agents or lenders or trustee or otherwise, and whether provided under the original credit agreement or other credit agreements or note indentures or otherwise), including, without limitation, increasing the amount of available borrowings or other Indebtedness thereunder.
“Revolving Credit Agreement Guarantee” means the Guarantee Agreement, dated as of November 26, 2014, made by the Subsidiaries of KMI party thereto in favor of Barclays Bank PLC, as administrative agent, for the benefit of the lenders and the issuing banks under the Revolving Credit Agreement, as such guarantee agreement may be amended, modified, supplemented or restated from time to time, and as it may be replaced or renewed from time to time in connection with any amendment, modification, supplement, restatement, refunding, refinancing, restructuring, replacement, renewal, repayment, or extension of any Revolving Credit Agreement from time to time.
“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“SEC” means the United States Securities and Exchange Commission.
“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partner interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent. Unless the context otherwise clearly requires, references in this Agreement to a “Subsidiary” or the “Subsidiaries” refer to a Subsidiary or the Subsidiaries of KMI. Notwithstanding the foregoing, Plantation Pipe Line Company, a Delaware and Virginia corporation, shall not be a Subsidiary of KMI until such time as its assets and liabilities, profit or loss and cash flow are required under GAAP to be consolidated with those of KMI.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Wholly-owned Domestic Operating Subsidiary” means any Wholly-owned Subsidiary that constitutes (i) a Domestic Subsidiary and (ii) an Operating Subsidiary.
“Wholly-owned Subsidiary” means a Subsidiary of which all issued and outstanding Capital Stock (excluding in the case of a corporation, directors’ qualifying shares) is directly or indirectly owned by KMI.

Exhibit 10.1

(b)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to Sections of this Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(c)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.    Guarantee.
(a)    Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, for the benefit of the Guaranteed Parties, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations; provided that each Guarantor shall be released from its respective guarantee obligations under this Agreement as provided in Section 6(b). Upon the failure of an Issuer to punctually pay any Guaranteed Obligation, each Guarantor shall, upon written demand by the applicable Guaranteed Party to such Guarantor, pay or cause to be paid such amounts.
(b)    Anything herein to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount that can be guaranteed by such Guarantor under the Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors after giving full effect to the liability under this Agreement and its related contribution rights set forth in this Section 2, but before taking into account any liabilities under any other Guarantees.
(c)    Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder (as a result of the limitations set forth in Section 2(b) or elsewhere in this Agreement) without impairing this Agreement or affecting the rights and remedies of any Guaranteed Party hereunder.
(d)    No payment or payments made by any Issuer, any of the Guarantors, any other guarantor or any other Person or received or collected by any Guaranteed Party from any Issuer, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any Guaranteed Obligation shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments, other than payments made by such Guarantor in respect of such Guaranteed Obligation or payments received or collected from such Guarantor in respect of such Guaranteed Obligation, remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until all Guaranteed Obligations (other than any contingent indemnity obligations not then due and any letters of credit that remain outstanding which have been fully cash collateralized or otherwise back-stopped to the reasonable satisfaction of the applicable issuing bank) shall have been discharged by payment in full or shall have been deemed paid and discharged by defeasance pursuant to the terms of the instruments governing such Guaranteed Obligations (the “Guarantee Termination Date”).
(e)    If and to the extent required in order for the obligations of any Guarantor hereunder to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of

Exhibit 10.1

contribution, reimbursement and subrogation arising hereunder. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2(e) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2(e) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions hereof.
3.    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment as set forth in this Section 3. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation guaranteed hereunder exceeding the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries from such Guaranteed Obligation and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of such Guaranteed Obligation guaranteed hereunder (excluding the amount thereof repaid by the Issuer of such Guaranteed Obligation) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date; provided that any Guarantor’s right of reimbursement shall be subject to the terms and conditions of Section 5 hereof. For purposes of determining the net worth of any Guarantor in connection with the foregoing, all Guarantees of such Guarantor other than pursuant to this Agreement will be deemed to be enforceable and payable after its obligations pursuant to this Agreement. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Guaranteed Parties, and each Guarantor shall remain liable to the Guaranteed Parties for the full amount guaranteed by such Guarantor hereunder.
4.    No Right of Set-off. No Guaranteed Party shall have, as a result of this Agreement, any right of set-off against any amount owing by such Guaranteed Party to or for the credit or the account of a Guarantor.
5.    No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by applicable law) of any Guaranteed Party against any Issuer or any other Guarantor or any collateral security or guarantee or right of offset held by any Guaranteed Party for the payment of any Guaranteed Obligation, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Issuer or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Guarantee Termination Date. If any amount shall be paid to any Guarantor on account of such subrogation, contribution or reimbursement rights at any time prior to the Guarantee Termination Date, such amount shall be held by such Guarantor in trust for the applicable Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the applicable Guaranteed Parties in the exact form received by such Guarantor (duly indorsed by such

Exhibit 10.1

Guarantor to the applicable Guaranteed Parties if required), to be applied against the applicable Guaranteed Obligation, whether due or to become due.
6.    Amendments, etc. with Respect to the Guaranteed Obligations; Waiver of Rights; Release.
(a)    Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (i) any demand for payment of any Guaranteed Obligation made by any Guaranteed Party may be rescinded by such party and any Guaranteed Obligation continued, (ii) a Guaranteed Obligation, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, allowed to lapse, surrendered or released by any Guaranteed Party, (iii) the instruments governing any Guaranteed Obligation may be amended, modified, supplemented or terminated, in whole or in part, and (iv) any collateral security, guarantee or right of offset at any time held by any Guaranteed Party for the payment of any Guaranteed Obligation may be sold, exchanged, waived, allowed to lapse, surrendered or released. No Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Guarantor, a Guaranteed Party may, but shall be under no obligation to, make a similar demand on the Issuer of the applicable Guaranteed Obligation or any other Guarantor or any other person, and any failure by a Guaranteed Party to make any such demand or to collect any payments from such Issuer or any other Guarantor or any other person or any release of such Issuer or any other Guarantor or any other person shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
(b)    A Guarantor shall be automatically released from its guarantee hereunder upon release of such Guarantor from the Revolving Credit Agreement Guarantee, including upon consummation of any transaction resulting in such Guarantor ceasing to constitute a Subsidiary or upon any Guarantor becoming an Excluded Subsidiary (such transaction or event, a “Release Event”).
(c)    Upon the occurrence of a Release Event, each Guaranteed Obligation for which such released Guarantor was the Issuer shall be automatically released from the provisions of this Agreement and shall cease to constitute a Guaranteed Obligation hereunder; provided that in the case of any Guaranteed Obligation that has been assigned an Investment Grade Rating by the Rating Agencies, such Guaranteed Obligation shall be so released, effective as of the 91st day after the occurrence of the Release Event, if and only if a Rating Decline with respect to such Guaranteed Obligation does not occur.
7.    Guarantee Absolute and Unconditional.
(a)    Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Guaranteed Obligations, and notice of or proof of reliance by any Guaranteed Party upon this Agreement or acceptance of this Agreement. To the fullest extent permitted by applicable law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Guaranteed Obligations or any part of them, and any defense arising by reason of any disability or other defense of any Issuer or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Agreement

Exhibit 10.1

shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity, regularity or enforceability of any of the Guaranteed Obligations, the indenture, loan agreement, note or other instrument evidencing or governing any of the Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any Issuer against any Guaranteed Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Issuer or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any Issuer for any of the Guaranteed Obligations, or of such Guarantor under this Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Issuer or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to pursue such other rights or remedies or to collect any payments from the Issuer or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Issuer or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the other Guaranteed Parties against such Guarantor.
(b)    This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Guaranteed Parties and their respective successors, indorsees, transferees and assigns until the Guarantee Termination Date.
8.    Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Issuer or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Issuer or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
9.    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the applicable Guaranteed Parties without set-off or counterclaim in dollars.
10.    Representations and Warranties. Each Guarantor hereby represents and warrants to each Guaranteed Party that the following representations and warranties are true and correct in all material respects as of the date of this Agreement or as of the date such Guarantor became a party to this Agreement, as applicable:
(a)    such Guarantor (i) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of the state of its incorporation, organization or formation, (ii) has all requisite corporate, partnership, limited liability company or other power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would have a material adverse effect on its ability to perform its obligations under this Agreement;

Exhibit 10.1

(b)    such Guarantor has all requisite corporate (or other organizational) power and authority to execute and deliver and to perform its obligations under this Agreement, and all such actions have been duly authorized by all necessary proceedings on its behalf;
(c)    this Agreement has been duly and validly executed and delivered by or on behalf of such Guarantor and constitutes the valid and legally binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and by general principles of equity (including principles of good faith, reasonableness, materiality and fair dealing) which may, among other things, limit the right to obtain equitable remedies (regardless of whether considered in a proceeding in equity or at law) and (ii) as to the enforceability of provisions for indemnification for violation of applicable securities laws, limitations thereon arising as a matter of law or public policy;
(d)    no authorization, consent, approval, license or exemption of or registration, declaration or filing with any Governmental Authority is necessary for the valid execution and delivery of, or the performance by such Guarantor of its obligations hereunder, except those that have been obtained and such matters relating to performance as would ordinarily be done in the ordinary course of business after the date of this Agreement or as of the date such Guarantor became a party to this Agreement, as applicable; and
(e)    neither the execution and delivery of, nor the performance by such Guarantor of its obligations under, this Agreement will (i) breach or violate any applicable Requirement of Law, (ii) result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets (other than Liens created or contemplated by this Agreement) pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it or any of its Subsidiaries is party or by which any of its properties or assets, or those of any of its Subsidiaries is bound or to which it is subject, except for breaches, violations and defaults under clauses (i) and (ii) that neither individually nor in the aggregate could reasonably be expected to result in a material adverse effect on its ability to perform its obligations under this Agreement, or (iii) violate any provision of the organizational documents of such Guarantor.
11.    Rights of Guaranteed Parties. Each Guarantor acknowledges and agrees that any changes in the identity of the Persons from time to time comprising the Guaranteed Parties gives rise to an equivalent change in the Guaranteed Parties, without any further act. Upon such an occurrence, the persons then comprising the Guaranteed Parties are vested with the rights, remedies and discretions of the Guaranteed Parties under this Agreement.
12.    Notices.
(a)    All notices, requests, demands and other communications to any Guarantor pursuant hereto shall be in writing and mailed, telecopied or delivered to such Guarantor in care of KMI, 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, Attention: Treasurer, Telecopy: (713) 445-8302.
(b)    KMI will provide a copy of this Agreement, including the most recently amended schedules and supplements hereto, to any Guaranteed Party upon written request to the address set forth in Section 12(a); provided, however, that KMI’s obligations under this Section 12(b) shall be deemed satisfied if KMI has filed a copy of this Agreement, including the most recently amended schedules and

Exhibit 10.1

supplements hereto, with the SEC within three months preceding the date on which KMI receives such written request.
13.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with KMI.
14.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
15.    Integration. This Agreement represents the agreement of each Guarantor with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Guaranteed Party relative to the subject matter hereof not expressly set forth or referred to herein.
16.    Amendments; No Waiver; Cumulative Remedies.
(a)    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Guarantors and KMI.
(b)    The Guarantors may amend or supplement this Agreement by a written instrument executed by all Guarantors:
(i) to cure any ambiguity, defect or inconsistency;
(ii) to reflect a change in the Guarantors or the Guaranteed Obligations made in accordance with this Agreement;
(iii) to make any change that would provide any additional rights or benefits to the Guaranteed Parties or that would not adversely affect the legal rights hereunder of any Guaranteed Party in any material respect; or
(iv) to conform this Agreement to any change made to the Revolving Credit Agreement or to the Revolving Credit Agreement Guarantee.
Except as set forth in this clause (b) or otherwise provided herein, the Guarantors may not amend, supplement or otherwise modify this Agreement prior to the Guarantee Termination Date without the prior written consent of the holders of the majority of the outstanding principal amount of the Guaranteed Obligations (excluding obligations with respect to Hedging Agreements). Notwithstanding the foregoing, in the case of an amendment that would reasonably be expected to adversely, materially and disproportionately affect Guaranteed Parties with Guaranteed Obligations existing under Hedging Agreements relative to the other Guaranteed Parties, the foregoing exclusion of obligations with respect to Hedging Agreements shall not apply, and the outstanding principal amount attributable to each such Guaranteed Party’s Guaranteed Obligations shall be deemed to be equal to the termination payment that

Exhibit 10.1

would be due to such Guaranteed Party as if the valuation date were an “Early Termination Date” under and calculated in accordance with each applicable Hedging Agreement.
(c)    No Guaranteed Party shall by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by a Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Guaranteed Party would otherwise have on any future occasion.
(d)    The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
17.    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
18.    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Guaranteed Parties and their respective successors and permitted assigns, except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement except pursuant to a transaction permitted by the Revolving Credit Agreement and in connection with a corresponding assignment under the Revolving Credit Agreement Guarantee.
19.    Additional Guarantors.
(a)    KMI shall cause each Subsidiary (other than any Excluded Subsidiary) formed or otherwise purchased or acquired after the date of this Agreement (including each Subsidiary that ceases to constitute an Excluded Subsidiary after the date of this Agreement) to execute a supplement to this Agreement and become a Guarantor within 45 days of the occurrence of the applicable event specified in this Section 19(a).
(b)    Each Subsidiary of KMI that becomes, at the request of KMI, or that is required pursuant to Section 19(a) to become, a party to this Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Agreement upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.
20.    Additional Guaranteed Obligations. Any Indebtedness issued by a Guarantor or for which a Guarantor otherwise becomes obligated after the date of this Agreement shall become a Guaranteed Obligation upon the execution by all Guarantors of a notation of guarantee substantially in the form of Annex B hereto, which shall be affixed to the instrument or instruments evidencing such Indebtedness. Each such notation of guarantee shall be signed on behalf of each Guarantor by a duly authorized officer prior to the authentication or issuance of such Indebtedness.

Exhibit 10.1

21.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
22.    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 22 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 22, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Guarantee Termination Date. Each Qualified ECP Guarantor intends that this Section 22 constitute, and this Section 22 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
[Signature pages follow]

Exhibit 10.1

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer or other representative as of the day and year first above written.

GUARANTORS

KINDER MORGAN, INC.

By:        /s/ Anthony B. Ashley
Name: Anthony B. Ashley
Title: Treasurer

AGNES B CRANE, LLC
AMERICAN PETROLEUM TANKERS II LLC
AMERICAN PETROLEUM TANKERS III LLC
AMERICAN PETROLEUM TANKERS IV LLC
AMERICAN PETROLEUM TANKERS LLC
AMERICAN PETROLEUM TANKERS PARENT LLC
AMERICAN PETROLEUM TANKERS V LLC
AMERICAN PETROLEUM TANKERS VI LLC
AMERICAN PETROLEUM TANKERS VII LLC
APT FLORIDA LLC
APT INTERMEDIATE HOLDCO LLC
APT NEW INTERMEDIATE HOLDCO LLC
APT PENNSYLVANIA LLC
APT SUNSHINE STATE LLC
AUDREY TUG LLC
BEAR CREEK STORAGE COMPANY, L.L.C.
BETTY LOU LLC
CAMINO REAL GATHERING COMPANY, L.L.C.
CANTERA GAS COMPANY LLC
CDE PIPELINE LLC
CENTRAL FLORIDA PIPELINE LLC
CHEYENNE PLAINS GAS PIPELINE COMPANY, L.L.C.
CIG GAS STORAGE COMPANY LLC
CIG PIPELINE SERVICES COMPANY, L.L.C.
CIMMARRON GATHERING LLC
COLORADO INTERSTATE GAS COMPANY, L.L.C.
COLORADO INTERSTATE ISSUING CORPORATION
COPANO DOUBLE EAGLE LLC
COPANO ENERGY FINANCE CORPORATION
COPANO ENERGY, L.L.C.
COPANO ENERGY SERVICES/UPPER GULF COAST LLC
COPANO FIELD SERVICES GP, L.L.C.
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.
COPANO FIELD SERVICES/SOUTH TEXAS LLC
COPANO FIELD SERVICES/UPPER GULF COAST LLC
COPANO LIBERTY, LLC
COPANO NGL SERVICES (MARKHAM), L.L.C.
COPANO NGL SERVICES LLC
COPANO PIPELINES GROUP, L.L.C.

[Signature Page to Cross Guarantee]

Exhibit 10.1

COPANO PIPELINES/NORTH TEXAS, L.L.C.
COPANO PIPELINES/ROCKY MOUNTAINS, LLC
COPANO PIPELINES/SOUTH TEXAS LLC
COPANO PIPELINES/UPPER GULF COAST LLC
COPANO PROCESSING LLC
COPANO RISK MANAGEMENT LLC
COPANO/WEBB-DUVAL PIPELINE LLC
CPNO SERVICES LLC
DAKOTA BULK TERMINAL, INC.
DELTA TERMINAL SERVICES LLC
EAGLE FORD GATHERING LLC
EL PASO CHEYENNE HOLDINGS, L.L.C.
EL PASO CITRUS HOLDINGS, INC.
EL PASO CNG COMPANY, L.L.C.
EL PASO ENERGY SERVICE COMPANY, L.L.C.
EL PASO LLC
EL PASO MIDSTREAM GROUP LLC
EL PASO NATURAL GAS COMPANY, L.L.C.
EL PASO NORIC INVESTMENTS III, L.L.C.
EL PASO PIPELINE CORPORATION
EL PASO PIPELINE GP COMPANY, L.L.C.
EL PASO PIPELINE HOLDING COMPANY, L.L.C.
EL PASO PIPELINE LP HOLDINGS, L.L.C.
EL PASO PIPELINE PARTNERS, L.P.
By El Paso Pipeline GP Company, L.L.C., its general partner
EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.
EL PASO RUBY HOLDING COMPANY, L.L.C.
EL PASO TENNESSEE PIPELINE CO., L.L.C.
ELBA EXPRESS COMPANY, L.L.C.
ELIZABETH RIVER TERMINALS LLC
EMORY B CRANE, LLC
EPBGP CONTRACTING SERVICES LLC
EP ENERGY HOLDING COMPANY
EP RUBY LLC
EPTP ISSUING CORPORATION
FERNANDINA MARINE CONSTRUCTION MANAGEMENT LLC
FRANK L. CRANE, LLC
GENERAL STEVEDORES GP, LLC
GENERAL STEVEDORES HOLDINGS LLC
GLOBAL AMERICAN TERMINALS LLC
HAMPSHIRE LLC
HARRAH MIDSTREAM LLC
HBM ENVIRONMENTAL, INC.
ICPT, L.L.C
J.R. NICHOLLS LLC
JAVELINA TUG LLC
JEANNIE BREWER LLC
JV TANKER CHARTERER LLC
KINDER MORGAN (DELAWARE), INC.
KINDER MORGAN 2-MILE LLC
KINDER MORGAN ADMINISTRATIVE SERVICES TAMPA LLC
KINDER MORGAN ALTAMONT LLC
[Signature Page to Cross Guarantee]

Exhibit 10.1

KINDER MORGAN AMORY LLC
KINDER MORGAN ARROW TERMINALS HOLDINGS, INC.
KINDER MORGAN ARROW TERMINALS, L.P.
By Kinder Morgan River Terminals, LLC, its general partner
KINDER MORGAN BALTIMORE TRANSLOAD TERMINAL LLC
KINDER MORGAN BATTLEGROUND OIL LLC
KINDER MORGAN BORDER PIPELINE LLC
KINDER MORGAN BULK TERMINALS, INC.
KINDER MORGAN CARBON DIOXIDE TRANSPORTATION
COMPANY
KINDER MORGAN CO2 COMPANY, L.P.
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN COCHIN LLC
KINDER MORGAN COLUMBUS LLC
KINDER MORGAN COMMERCIAL SERVICES LLC
KINDER MORGAN CRUDE & CONDENSATE LLC
KINDER MORGAN CRUDE OIL PIPELINES LLC
KINDER MORGAN CRUDE TO RAIL LLC
KINDER MORGAN CUSHING LLC
KINDER MORGAN DALLAS FORT WORTH RAIL TERMINAL LLC
KINDER MORGAN ENDEAVOR LLC
KINDER MORGAN ENERGY PARTNERS, L.P.
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN EP MIDSTREAM LLC
KINDER MORGAN FINANCE COMPANY LLC
KINDER MORGAN FLEETING LLC
KINDER MORGAN FREEDOM PIPELINE LLC
KINDER MORGAN KEYSTONE GAS STORAGE LLC
KINDER MORGAN KMAP LLC
KINDER MORGAN LAS VEGAS LLC
KINDER MORGAN LINDEN TRANSLOAD TERMINAL LLC
KINDER MORGAN LIQUIDS TERMINALS LLC
KINDER MORGAN LIQUIDS TERMINALS ST. GABRIEL LLC
KINDER MORGAN MARINE SERVICES LLC
KINDER MORGAN MATERIALS SERVICES, LLC
KINDER MORGAN MID ATLANTIC MARINE SERVICES LLC
KINDER MORGAN NATGAS O&M LLC
KINDER MORGAN NORTH TEXAS PIPELINE LLC
KINDER MORGAN OPERATING L.P. “A”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN OPERATING L.P. “B”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN OPERATING L.P. “C”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN OPERATING L.P. “D”
By Kinder Morgan G.P., Inc., its general partner
KINDER MORGAN PECOS LLC
KINDER MORGAN PECOS VALLEY LLC
KINDER MORGAN PETCOKE GP LLC
[Signature Page to Cross Guarantee]

Exhibit 10.1

KINDER MORGAN PETCOKE, L.P.
By Kinder Morgan Petcoke GP LLC, its general partner
KINDER MORGAN PETCOKE LP LLC
KINDER MORGAN PETROLEUM TANKERS LLC
KINDER MORGAN PIPELINE LLC
KINDER MORGAN PIPELINES (USA) INC.
KINDER MORGAN PORT MANATEE TERMINAL LLC
KINDER MORGAN PORT SUTTON TERMINAL LLC
KINDER MORGAN PORT TERMINALS USA LLC
KINDER MORGAN PRODUCTION COMPANY LLC
KINDER MORGAN RAIL SERVICES LLC
KINDER MORGAN RESOURCES II LLC
KINDER MORGAN RESOURCES III LLC
KINDER MORGAN RESOURCES LLC
KINDER MORGAN RIVER TERMINALS LLC
KINDER MORGAN SERVICES LLC
KINDER MORGAN SEVEN OAKS LLC
KINDER MORGAN SOUTHEAST TERMINALS LLC
KINDER MORGAN TANK STORAGE TERMINALS LLC
KINDER MORGAN TEJAS PIPELINE LLC
KINDER MORGAN TERMINALS, INC.
KINDER MORGAN TEXAS PIPELINE LLC
KINDER MORGAN TEXAS TERMINALS, L.P.
By General Stevedores GP, LLC, its general partner
KINDER MORGAN TRANSMIX COMPANY, LLC
KINDER MORGAN TREATING LP
By KM Treating GP LLC, its general partner
KINDER MORGAN URBAN RENEWAL, L.L.C.
KINDER MORGAN UTICA LLC
KINDER MORGAN VIRGINIA LIQUIDS TERMINALS LLC
KINDER MORGAN WINK PIPELINE LLC
KINDERHAWK FIELD SERVICES LLC
KM CRANE LLC
KM DECATUR, INC.
KM EAGLE GATHERING LLC
KM GATHERING LLC
KM KASKASKIA DOCK LLC
KM LIQUIDS TERMINALS LLC
KM NORTH CAHOKIA LAND LLC
KM NORTH CAHOKIA SPECIAL PROJECT LLC
KM NORTH CAHOKIA TERMINAL PROJECT LLC
KM SHIP CHANNEL SERVICES LLC
KM TREATING GP LLC
KM TREATING PRODUCTION LLC
KMBT LLC
KMGP CONTRACTING SERVICES LLC
KMGP SERVICES COMPANY, INC.
KN TELECOMMUNICATIONS, INC.
KNIGHT POWER COMPANY LLC
LOMITA RAIL TERMINAL LLC
MILWAUKEE BULK TERMINALS LLC
MJR OPERATING LLC
MOJAVE PIPELINE COMPANY, L.L.C.
MOJAVE PIPELINE OPERATING COMPANY, L.L.C.
MR. BENNETT LLC
[Signature Page to Cross Guarantee]

Exhibit 10.1

MR. VANCE LLC
NASSAU TERMINALS LLC
NGPL HOLDCO INC.
NS 307 HOLDINGS INC.
PADDY RYAN CRANE, LLC
PALMETTO PRODUCTS PIPE LINE LLC
PI 2 PELICAN STATE LLC
PINNEY DOCK & TRANSPORT LLC
QUEEN CITY TERMINALS LLC
RAHWAY RIVER LAND LLC
RAZORBACK TUG LLC
RCI HOLDINGS, INC.
RIVER TERMINALS PROPERTIES GP LLC
RIVER TERMINAL PROPERTIES, L.P.
By River Terminals Properties GP LLC, its general partner
SCISSORTAIL ENERGY, LLC
SNG PIPELINE SERVICES COMPANY, L.L.C.
SOUTHERN GULF LNG COMPANY, L.L.C.
SOUTHERN LIQUEFACTION COMPANY LLC
SOUTHERN LNG COMPANY, L.L.C.
SOUTHERN NATURAL GAS COMPANY, L.L.C.
SOUTHERN NATURAL ISSUING CORPORATION
SOUTHTEX TREATERS LLC
SOUTHWEST FLORIDA PIPELINE LLC
SRT VESSELS LLC
STEVEDORE HOLDINGS, L.P.
By Kinder Morgan Petcoke GP LLC, its general partner
TAJON HOLDINGS, INC.
TEJAS GAS, LLC
TEJAS NATURAL GAS, LLC
TENNESSEE GAS PIPELINE COMPANY, L.L.C.
TENNESSEE GAS PIPELINE ISSUING CORPORATION
TEXAN TUG LLC
TGP PIPELINE SERVICES COMPANY, L.L.C.
TRANS MOUNTAIN PIPELINE (PUGET SOUND) LLC
TRANSCOLORADO GAS TRANSMISSION COMPANY LLC
TRANSLOAD SERVICES, LLC
UTICA MARCELLUS TEXAS PIPELINE LLC
WESTERN PLANT SERVICES, INC.
WYOMING INTERSTATE COMPANY, L.L.C.

By:     /s/ Anthony B. Ashley
Anthony Ashley
Vice President

[Signature Page to Cross Guarantee]

Exhibit 10.1

ANNEX A TO
THE CROSS GUARANTEE AGREEMENT
SUPPLEMENT NO. [ ] dated as of [                    ] to the CROSS GUARANTEE AGREEMENT dated as of [                    ] (the “Agreement”), among each of the Guarantors listed on the signature pages thereto and each of the other entities that becomes a party thereto pursuant to Section 19 of the Agreement (each such entity individually, a “Guarantor” and, collectively, the “Guarantors”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.
A.    The Guarantors consist of Kinder Morgan, Inc., a Delaware corporation (“KMI”), and certain of its direct and indirect Subsidiaries, and the Guarantors have entered into the Agreement in order to provide guarantees of certain of the Guarantors’ senior, unsecured Indebtedness outstanding from time to time.
B.    Section 19 of the Agreement provides that additional Subsidiaries may become Guarantors under the Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement at the request of KMI or in accordance with the requirements of the Agreement to become a Guarantor under the Agreement.
Accordingly, each New Guarantor agrees as follows:
SECTION 1.    In accordance with Section 19 of the Agreement, each New Guarantor by its signature below becomes a Guarantor under the Agreement with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of the Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Agreement shall be deemed to include each New Guarantor. The Agreement is hereby incorporated herein by reference.
SECTION 2.     Each New Guarantor represents and warrants to the Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 3.    This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with KMI. This Supplement shall become effective as to each New Guarantor when KMI shall have received a counterpart of this Supplement that bears the signature of such New Guarantor.
SECTION 4.    Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.
SECTION 5.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6.    Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or

Exhibit 10.1

unenforceability without invalidating the remaining provisions hereof and in the Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All notices, requests and demands pursuant hereto shall be made in accordance with Section 12 of the Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of KMI at the address set forth in Section 12 of the Agreement.
[Signature Pages Follow]

Exhibit 10.1

IN WITNESS WHEREOF, each New Guarantor has duly executed this Supplement to the Agreement as of the day and year first above written.
_________________________________
as Guarantor
By:______________________________
Name:
Title:

Exhibit 10.1

ANNEX B TO
THE CROSS GUARANTEE AGREEMENT

FORM OF NOTATION OF GUARANTEE

Subject to the limitations set forth in the Cross Guarantee Agreement, dated as of [•] (the “Guarantee Agreement”), the undersigned Guarantors hereby certify that this [Indebtedness] constitutes a Guaranteed Obligation, entitled to all the rights as such set forth in the Guarantee Agreement. The Guarantors may be released from their guarantees upon the terms and subject to the conditions provided in the Guarantee Agreement. Capitalized terms used but not defined in this notation of guarantee have the meanings assigned such terms in the Guarantee Agreement, a copy of which will be provided to [a holder of this instrument] upon request to [Issuer].
Schedule I of the Guarantee Agreement is hereby deemed to be automatically updated to include this [Indebtedness] thereon as a Guaranteed Obligation.

[GUARANTORS],
as Guarantor
By: ______________________________
Name:
Title:

Exhibit 10.1

SCHEDULE I

Guaranteed Obligations
Current as of: March 31, 2024

Issuer	Indebtedness	Maturity
Kinder Morgan, Inc.	4.30% notes	June 1, 2025
Kinder Morgan, Inc.	1.75% notes	November 15, 2026
Kinder Morgan, Inc.	6.70% bonds (Coastal)	February 15, 2027
Kinder Morgan, Inc.	2.250% notes	March 16, 2027
Kinder Morgan, Inc.	6.67% debentures	November 1, 2027
Kinder Morgan, Inc.	7.25% debentures	March 1, 2028
Kinder Morgan, Inc.	4.30% notes	March 1, 2028
Kinder Morgan, Inc.	6.95% bonds (Coastal)	June 1, 2028
Kinder Morgan, Inc.	5.00% bonds	February 1, 2029
Kinder Morgan, Inc.	8.05% bonds	October 15, 2030
Kinder Morgan, Inc.	2.00% notes	February 15, 2031
Kinder Morgan, Inc.	7.80% bonds	August 1, 2031
Kinder Morgan, Inc.	7.75% bonds	January 15, 2032
Kinder Morgan, Inc.	4.80% bonds	February 1, 2033
Kinder Morgan, Inc.	5.20% bonds	June 1, 2033
Kinder Morgan, Inc.	5.40% bonds	February 1, 2034
Kinder Morgan, Inc.	5.30% notes	December 1, 2034
Kinder Morgan, Inc.	7.75% bonds (Coastal)	October 15, 2035
Kinder Morgan, Inc.	6.40% notes	January 5, 2036
Kinder Morgan, Inc.	7.42% bonds (Coastal)	February 15, 2037
Kinder Morgan, Inc.	5.55% notes	June 1, 2045
Kinder Morgan, Inc.	5.050% notes	February 15, 2046
Kinder Morgan, Inc.	5.20% notes	March 1, 2048
Kinder Morgan, Inc.	3.25% notes	August 1, 2050
Kinder Morgan, Inc.	3.60% notes	February 15, 2051
Kinder Morgan, Inc.	5.45% notes	August 1, 2052
Kinder Morgan, Inc.	7.45% debentures	March 1, 2098
Kinder Morgan, Inc.	$100 Million Letter of Credit Facility	November 30, 2024
Kinder Morgan Energy Partners, L.P.	4.25% bonds	September 1, 2024
Kinder Morgan Energy Partners, L.P.	7.40% bonds	March 15, 2031
Kinder Morgan Energy Partners, L.P.	7.75% bonds	March 15, 2032
Kinder Morgan Energy Partners, L.P.	7.30% bonds	August 15, 2033
Kinder Morgan Energy Partners, L.P.	5.80% bonds	March 15, 2035
Kinder Morgan Energy Partners, L.P.	6.50% bonds	February 1, 2037
Kinder Morgan Energy Partners, L.P.	6.95% bonds	January 15, 2038
Kinder Morgan Energy Partners, L.P.	6.50% bonds	September 1, 2039

Exhibit 10.1

Schedule I
(Guaranteed Obligations)
Current as of: March 31, 2024
Issuer	Indebtedness	Maturity
Kinder Morgan Energy Partners, L.P.	6.55% bonds	September 15, 2040
Kinder Morgan Energy Partners, L.P.	6.375% bonds	March 1, 2041
Kinder Morgan Energy Partners, L.P.	5.625% bonds	September 1, 2041
Kinder Morgan Energy Partners, L.P.	5.00% bonds	August 15, 2042
Kinder Morgan Energy Partners, L.P.	5.00% bonds	March 1, 2043
Kinder Morgan Energy Partners, L.P.	5.50% bonds	March 1, 2044
Kinder Morgan Energy Partners, L.P.	5.40% bonds	September 1, 2044
Kinder Morgan Energy Partners, L.P.(1)	4.30% bonds	May 1, 2024
Kinder Morgan Energy Partners, L.P.(1)	7.50% bonds	November 15, 2040
Kinder Morgan Energy Partners, L.P.(1)	4.70% bonds	November 1, 2042
Tennessee Gas Pipeline Company, L.L.C.	7.00% bonds	March 15, 2027
Tennessee Gas Pipeline Company, L.L.C.	7.00% bonds	October 15, 2028
Tennessee Gas Pipeline Company, L.L.C.	2.90% bonds	March 1, 2030
Tennessee Gas Pipeline Company, L.L.C.	8.375% bonds	June 15, 2032
Tennessee Gas Pipeline Company, L.L.C.	7.625% bonds	April 1, 2037
El Paso Natural Gas Company, L.L.C.	7.50% bonds	November 15, 2026
El Paso Natural Gas Company, L.L.C.	3.50% bonds	February 15, 2032
El Paso Natural Gas Company, L.L.C.	8.375% bonds	June 15, 2032
Colorado Interstate Gas Company, L.L.C.	4.15% notes	August 15, 2026
Colorado Interstate Gas Company, L.L.C.	6.85% bonds	June 15, 2037
El Paso Tennessee Pipeline Co. L.L.C.	7.25% bonds	December 15, 2025
Other	Cora industrial revenue bonds	April 1, 2024

_________________________________________________ (1) The original issuer, El Paso Pipeline Partners, L.P. merged with and into Kinder Morgan Energy Partners, L.P. effective January 1, 2015.
2

Exhibit 10.1

Schedule I
(Guaranteed Obligations)
Current as of: March 31, 2024

Hedging Agreements[1]
Issuer	Guaranteed Party	Date
Kinder Morgan, Inc.	Bank of America, N.A.	January 4, 2018
Kinder Morgan, Inc.	BNP Paribas	September 15, 2016
Kinder Morgan, Inc.	Citibank, N.A.	March 16, 2017
Kinder Morgan, Inc.	J. Aron & Company	December 23, 2011
Kinder Morgan, Inc.	SunTrust Bank	August 29, 2001
Kinder Morgan, Inc.	Barclays Bank PLC	November 26, 2014
Kinder Morgan, Inc.	Bank of Montreal	April 25, 2019
Kinder Morgan, Inc.	Bank of Tokyo-Mitsubishi, Ltd., New York Branch	November 26, 2014
Kinder Morgan, Inc.	Canadian Imperial Bank of Commerce	November 26, 2014
Kinder Morgan, Inc.	Commerzbank AG	August 22, 2019
Kinder Morgan, Inc.	Compass Bank	March 24, 2015
Kinder Morgan, Inc.	Credit Agricole Corporate and Investment Bank	November 26, 2014
Kinder Morgan, Inc.	Credit Suisse International	November 26, 2014
Kinder Morgan, Inc.	Deutsche Bank AG	November 26, 2014
Kinder Morgan, Inc.	ING Capital Markets LLC	November 26, 2014
Kinder Morgan, Inc.	Intesa Sanpaolo S.p.A.	July 1, 2019
Kinder Morgan, Inc.	JPMorgan Chase Bank, N.A.	February 19, 2015
Kinder Morgan, Inc.	Mizuho Capital Markets Corporation	November 26, 2014
Kinder Morgan, Inc.	Morgan Stanley Capital Services LLC	July 9, 2018
Kinder Morgan, Inc.	PNC Bank National Association	February 4, 2019
Kinder Morgan, Inc.	Royal Bank of Canada	November 26, 2014
Kinder Morgan, Inc.	SMBC Capital Markets, Inc.	April 26, 2017
Kinder Morgan, Inc.	The Bank of Nova Scotia	November 26, 2014
Kinder Morgan, Inc.	The Royal Bank of Scotland PLC	November 26, 2014
Kinder Morgan, Inc.	Societe Generale	November 26, 2014
Kinder Morgan, Inc.	The Toronto-Dominion Bank	October 2, 2017
Kinder Morgan, Inc.	UBS AG	November 26, 2014
Kinder Morgan, Inc.	U.S. Bank National Association	May 30, 2023
Kinder Morgan, Inc.	Wells Fargo Bank, N.A.	November 26, 2014
Kinder Morgan Energy Partners, L.P.	Bank of America, N.A.	April 14, 1999
Kinder Morgan Energy Partners, L.P.	Bank of Tokyo-Mitsubishi, Ltd., New York Branch	November 23, 2004
Kinder Morgan Energy Partners, L.P.	Barclays Bank PLC	November 18, 2003
Kinder Morgan Energy Partners, L.P.	Canadian Imperial Bank of Commerce	August 4, 2011
Kinder Morgan Energy Partners, L.P.	Citibank, N.A.	March 14, 2002
Kinder Morgan Energy Partners, L.P.	Credit Agricole Corporate and Investment Bank	June 20, 2014
Kinder Morgan Energy Partners, L.P.	Credit Suisse International	May 14, 2010
_________________________________________________
[1] Guaranteed Obligations with respect to Hedging Agreements include International Swaps and
Derivatives Association Master Agreements (“ISDAs”) and all transactions entered into pursuant to any ISDA listed on this Schedule I.

3

Exhibit 10.1

Schedule I
(Guaranteed Obligations)
Current as of: March 31, 2024
Hedging Agreements[1]
Issuer	Guaranteed Party	Date
Kinder Morgan Energy Partners, L.P.	ING Capital Markets LLC	September 21, 2011
Kinder Morgan Energy Partners, L.P.	J. Aron & Company	November 11, 2004
Kinder Morgan Energy Partners, L.P.	JPMorgan Chase Bank	August 29, 2001
Kinder Morgan Energy Partners, L.P.	Merrill Lynch Capital Services, Inc.	March 8, 2005
Kinder Morgan Energy Partners, L.P.	Mizuho Capital Markets Corporation	July 11, 2014
Kinder Morgan Energy Partners, L.P.	Morgan Stanley Capital Services Inc.	March 10, 2010
Kinder Morgan Energy Partners, L.P.	Royal Bank of Canada	March 12, 2009
Kinder Morgan Energy Partners, L.P.	The Royal Bank of Scotland PLC	March 20, 2009
Kinder Morgan Energy Partners, L.P.	The Bank of Nova Scotia	August 14, 2003
Kinder Morgan Energy Partners, L.P.	Societe Generale	July 18, 2014
Kinder Morgan Energy Partners, L.P.	SunTrust Bank	March 14, 2002
Kinder Morgan Energy Partners, L.P.	UBS AG	February 23, 2011
Kinder Morgan Energy Partners, L.P.	Wells Fargo Bank, N.A.	July 31, 2007
Kinder Morgan Production LLC	J. Aron & Company	June 12, 2006
Kinder Morgan Texas Pipeline LLC	Bank of Montreal	April 25, 2019
Kinder Morgan Texas Pipeline LLC	Canadian Imperial Bank of Commerce	December 18, 2006
Kinder Morgan Texas Pipeline LLC	Citibank, N.A.	February 22, 2005
Kinder Morgan Texas Pipeline LLC	Deutsche Bank AG	June 13, 2007
Kinder Morgan Texas Pipeline LLC	ING Capital Markets LLC	April 17, 2014
Kinder Morgan Texas Pipeline LLC	Intesa Sanpaolo S.p.a	October 29, 2020
Kinder Morgan Texas Pipeline LLC	J. Aron & Company	June 8, 2000
Kinder Morgan Texas Pipeline LLC	JPMorgan Chase Bank, N.A.	September 7, 2006
Kinder Morgan Texas Pipeline LLC	Macquarie Bank Limited	September 20, 2010
Kinder Morgan Texas Pipeline LLC	Merrill Lynch Commodities, Inc.	October 24, 2001
Kinder Morgan Texas Pipeline LLC	PNC Bank, National Association	July 11, 2018
Kinder Morgan Texas Pipeline LLC	Royal Bank of Canada	October 18, 2018
Kinder Morgan Texas Pipeline LLC	The Bank of Nova Scotia	May 8, 2014
Kinder Morgan Texas Pipeline LLC	The Toronto Dominion Bank	September 14, 2021
Kinder Morgan Texas Pipeline LLC	Wells Fargo Bank, N.A.	June 1, 2013
Kinder Morgan Texas Pipeline LLC	U.S. Bank National Association	March 26, 2024
Copano Risk Management, LLC	Citibank, N.A.	July 21, 2008
Copano Risk Management, LLC	J. Aron & Company	December 12, 2005
Copano Risk Management, LLC	Morgan Stanley Capital Group Inc.	May 4, 2007
_________________________________________________
[1] Guaranteed Obligations with respect to Hedging Agreements include International Swaps and
Derivatives Association Master Agreements (“ISDAs”) and all transactions entered into pursuant to any ISDA listed on this Schedule I.

4

Exhibit 10.1

SCHEDULE II Guarantors Current as of: March 31, 2024
American Petroleum Tankers II LLC	Copano Terminals LLC
American Petroleum Tankers III LLC	Copano/Webb-Duval Pipeline LLC
American Petroleum Tankers IV LLC	CPNO Services LLC
American Petroleum Tankers LLC	Dakota Bulk Terminal LLC
American Petroleum Tankers Parent LLC	Delta Terminal Services LLC
American Petroleum Tankers V LLC	Eagle Ford Gathering LLC
American Petroleum Tankers VI LLC	Eagle Ford Midstream LLC
American Petroleum Tankers VII LLC	El Paso Cheyenne Holdings, L.L.C.
American Petroleum Tankers VIII LLC	El Paso Citrus Holdings, Inc.
American Petroleum Tankers IX LLC	El Paso CNG Company, L.L.C.
American Petroleum Tankers X LLC	El Paso Energy Service Company, L.L.C.
American Petroleum Tankers XI LLC	El Paso LLC
APT Florida LLC	El Paso Midstream Group LLC
APT Intermediate Holdco LLC	El Paso Natural Gas Company, L.L.C.
APT New Intermediate Holdco LLC	El Paso Noric Investments III, L.L.C.
APT Pennsylvania LLC	El Paso Ruby Holding Company, L.L.C.
APT Sunshine State LLC	El Paso Tennessee Pipeline Co., L.L.C.
Arlington Storage Company, LLC	Elba Express Company, L.L.C.
Betty Lou LLC	Elizabeth River Terminals LLC
Camino Real Gas Gathering Company LLC	Emory B Crane, LLC
Camino Real Gathering Company, L.L.C.	EP Ruby LLC
Cantera Gas Company LLC	EPBGP Contracting Services LLC
CDE Pipeline LLC	EPTP Issuing Corporation
Central Florida Pipeline LLC	Frank L. Crane, LLC
Cheyenne Plains Gas Pipeline Company, L.L.C.	General Stevedores GP, LLC
CIG Gas Storage Company LLC	General Stevedores Holdings LLC
CIG Pipeline Services Company, L.L.C.	HBM Environmental LLC
Colorado Interstate Gas Company, L.L.C.	Hiland Crude, LLC
Colorado Interstate Issuing Corporation	Hiland Partners Holdings LLC
Copano Double Eagle LLC	ICPT, L.L.C.
Copano Energy Finance Corporation	Independent Trading & Transportation
Copano Energy Services/Upper Gulf Coast LLC	Company I, L.L.C.
Copano Energy, L.L.C.	JV Tanker Charterer LLC
Copano Field Services GP, L.L.C.	Kinder Morgan 2-Mile LLC
Copano Field Services/North Texas, L.L.C.	Kinder Morgan Administrative Services Tampa LLC
Copano Field Services/South Texas LLC	Kinder Morgan Altamont LLC
Copano Field Services/Upper Gulf Coast LLC	Kinder Morgan Arlington RNG LLC
Copano Liberty, LLC	Kinder Morgan Baltimore Transload Terminal LLC
Copano NGL Services (Markham), L.L.C.	Kinder Morgan Battleground Oil LLC
Copano NGL Services LLC	Kinder Morgan Border Pipeline LLC
Copano Pipelines Group, L.L.C.	Kinder Morgan Bulk Terminals LLC
Copano Pipelines/North Texas, L.L.C.	Kinder Morgan Carbon Dioxide Transportation
Copano Pipelines/Rocky Mountains, LLC	Company
Copano Pipelines/South Texas LLC	Kinder Morgan CCS Holdco LLC
Copano Pipelines/Upper Gulf Coast LLC	Kinder Morgan CO2 Company LLC
Copano Processing LLC	Kinder Morgan Commercial Services LLC
Copano Risk Management LLC	Kinder Morgan Contracting Services LLC

Exhibit 10.1

Schedule II
(Guarantors)
Current as of: March 31, 2024

Kinder Morgan Crude & Condensate LLC	Kinder Morgan Portland Intermediate Holdings I LLC
Kinder Morgan Crude Marketing LLC	Kinder Morgan Portland Intermediate Holdings II LLC
Kinder Morgan Crude Oil Pipelines LLC	Kinder Morgan Portland Jet Line LLC
Kinder Morgan Crude to Rail LLC	Kinder Morgan Portland Liquids Terminals LLC
Kinder Morgan Cushing LLC	Kinder Morgan Portland Operating LLC
Kinder Morgan Dallas Fort Worth Rail Terminal LLC	Kinder Morgan Production Company LLC
Kinder Morgan Deeprock North Holdco LLC	Kinder Morgan Products Terminals LLC
Kinder Morgan Endeavor LLC	Kinder Morgan Rail Services LLC
Kinder Morgan Energy Partners, L.P.	Kinder Morgan Ranger LLC
Kinder Morgan Energy Transition Ventures Holdco	Kinder Morgan Resources II LLC
LLC	Kinder Morgan Resources III LLC
Kinder Morgan EP Midstream LLC	Kinder Morgan Rockies Marketing LLC
Kinder Morgan Finance Company LLC	Kinder Morgan RNG Holdco LLC
Kinder Morgan Freedom Pipeline LLC	Kinder Morgan Scurry Connector LLC
Kinder Morgan Galena Park West LLC	Kinder Morgan Seven Oaks LLC
Kinder Morgan GP LLC	Kinder Morgan Shreveport RNG LLC
Kinder Morgan Gulf Coast CCS LLC	Kinder Morgan SNG Operator LLC
Kinder Morgan IMT Holdco LLC	Kinder Morgan Southeast Terminals LLC
Kinder Morgan, Inc.	Kinder Morgan Tank Storage Terminals LLC
Kinder Morgan Keystone Gas Storage LLC	Kinder Morgan Tejas Pipeline LLC
Kinder Morgan KMAP LLC	Kinder Morgan Terminals LLC
Kinder Morgan Las Vegas LLC	Kinder Morgan Terminals Wilmington LLC
Kinder Morgan Linden Transload Terminal LLC	Kinder Morgan Texas Pipeline LLC
Kinder Morgan Liquids Terminals LLC	Kinder Morgan Texas Terminals, L.P.
Kinder Morgan Liquids Terminals St. Gabriel LLC	Kinder Morgan Transmix Company, LLC
Kinder Morgan Louisiana Pipeline Holding LLC	Kinder Morgan Treating LP
Kinder Morgan Louisiana Pipeline LLC	Kinder Morgan Treating Odessa LLC
Kinder Morgan Marine Services LLC	Kinder Morgan Turkey Run RNG LLC
Kinder Morgan Materials Services, LLC	Kinder Morgan Utica LLC
Kinder Morgan Mid Atlantic Marine Services LLC	Kinder Morgan Vehicle Services LLC
Kinder Morgan NatGas O&M LLC	Kinder Morgan Victoria RNG LLC
Kinder Morgan NGPL Holdings LLC	Kinder Morgan Virginia Liquids Terminals LLC
Kinder Morgan North Texas Pipeline LLC	Kinder Morgan Wink Pipeline LLC
Kinder Morgan Operating LLC “A”	KinderHawk Field Services LLC
Kinder Morgan Operating LLC “B”	Kinetrex Energy Transportation, LLC
Kinder Morgan Operating LLC “C”	Kinetrex Holdco, Inc.
Kinder Morgan Operating LLC “D”	KM Crane LLC
Kinder Morgan Pecos LLC	KM Decatur LLC
Kinder Morgan Pecos Valley LLC	KM Eagle Gathering LLC
Kinder Morgan Permian CCS LLC	KM Gas Marketing LLC
Kinder Morgan Petcoke GP LLC	KM Kaskaskia Dock LLC
Kinder Morgan Petcoke LP LLC	KM Liquids Marketing LLC
Kinder Morgan Petcoke, L.P.	KM Liquids Terminals LLC
Kinder Morgan Petroleum Tankers LLC	KM Louisiana Midstream LLC
Kinder Morgan Pipeline LLC	KM North Cahokia Land LLC
Kinder Morgan Port Manatee Terminal LLC	KM North Cahokia Special Project LLC
Kinder Morgan Port Sutton Terminal LLC	KM North Cahokia Terminal Project LLC
Kinder Morgan Port Terminals USA LLC	KM Ship Channel Services LLC
Kinder Morgan Portland Bulk LLC	KM Treating GP LLC
Kinder Morgan Portland Holdings LLC	KM Utopia Operator LLC
2

Exhibit 10.1

Schedule II
(Guarantors)
Current as of: March 31, 2024

KMBT Legacy Holdings LLC	Twin Tier Pipeline LLC
KMBT LLC	Utica Marcellus Texas Pipeline LLC
KMGP Services Company, Inc.	Western Plant Services LLC
KN Telecommunications, Inc.	Wyoming Interstate Company, L.L.C.
Knight Power Company LLC
Liberty High BTU LLC
LNG Indy, LLC
Lomita Rail Terminal LLC
Milwaukee Bulk Terminals LLC
Mission Natural Gas Company LLC
MJR Operating LLC
Mojave Pipeline Company, L.L.C.
Mojave Pipeline Operating Company, L.L.C.
NEP DC Holdings, LLC
NET Mexico Pipeline LLC
NET Midstream, LLC
North American Bio-Fuels, L.L.C.
North American-Central, LLC
North American Natural Resources, LLC
North American Natural Resources-SBL, LLC
Paddy Ryan Crane, LLC
Palmetto Products Pipe Line LLC
PI 2 Pelican State LLC
Pinney Dock & Transport LLC
Prairie View High BTU LLC
Queen City Terminals LLC
Rahway River Land LLC
River Terminals Properties GP LLC
River Terminal Properties, L.P.
RNG Indy LLC
SNG Pipeline Services Company, L.L.C.
Southern Gulf LNG Company, L.L.C.
Southern Liquefaction Company LLC
Southern LNG Company, L.L.C.
Southwest Florida Pipeline LLC
SRT Vessels LLC
Stagecoach Energy Solutions LLC
Stagecoach Gas Services LLC
Stagecoach Operating Services LLC
Stagecoach Pipeline & Storage Company LLC
Stevedore Holdings, L.P.
Tejas Gas, LLC
Tejas Natural Gas, LLC
Tennessee Gas Pipeline Company, L.L.C.
Tennessee Gas Pipeline Issuing Corporation
Texan Tug LLC
TGP Pipeline Services Company, L.L.C.
TransColorado Gas Transmission Company LLC
Transload Services, LLC
Twin Bridges High BTU LLC
3

Exhibit 10.1

SCHEDULE III Excluded Subsidiaries
ANR Real Estate Corporation
Coastal Eagle Point Oil Company
Coastal Oil New England, Inc.
Coscol Petroleum Corporation
El Paso CGP Company, L.L.C.
El Paso Energy Capital Trust I
El Paso Energy E.S.T. Company
El Paso Energy International Company
El Paso Merchant Energy North America Company, L.L.C.
El Paso Merchant Energy-Petroleum Company
El Paso Reata Energy Company, L.L.C.
El Paso Remediation Company
El Paso Services Holding Company
EPEC Corporation
EPEC Oil Company Liquidating Trust
EPEC Polymers, Inc.
EPED Holding Company
K N Capital Trust I
K N Capital Trust III
Mesquite Investors, L.L.C.

Note: The Excluded Subsidiaries listed on this Schedule III may also be Excluded Subsidiaries pursuant to other exceptions set forth in the definition of “Excluded Subsidiary”.